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                                                                    Exhibit 10.1

                          SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of December 14, 2001 is made by and among AKSYS, LTD., a Delaware corporation, with headquarters located at Two Marriott Drive, Lincolnshire, IL 60069 (the "Company"), and the investors named on the signature pages hereto (the "Investors"). Capitalized terms used herein and not otherwise defined have the meanings given them in
Article IX hereof.

                                    RECITALS:

A. The Company and the Investors are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act and Rule 506 under Regulation D.

B. The Investors desire, upon the terms and conditions stated in this Agreement, to purchase shares of Common Stock for an aggregate purchase price of $10,384,497.50 and to receive, in consideration for such purchase, Warrants to acquire an aggregate of 584,728 shares of Common Stock. The purchase price per share of the Common Stock and the per share exercise price of the Warrants is $3.25.

C. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement under which the Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder to the Investors.

D. The Investors acknowledge that the status of the Food and Drug Administration ("FDA") clearance process with respect to the Company's PHD System is uncertain, and there can be no assurance that such clearance will be obtained or that such clearance will not be significantly delayed.

In consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors hereby agree as follows:

                    ARTICLE I PURCHASE AND SALE OF SECURITIES

   1.1 Purchase and Sale of Common Shares. At the Closing, subject to the terms
       ----------------------------------
of this Agreement and the satisfaction or waiver of the conditions set forth in Articles VI and VII hereof, the Company will issue and sell to each Investor, and each Investor will (on a several and not a joint basis) purchase from the Company, the number of Common Shares set forth beneath such Investor's name on the signature pages hereof.

   1.2 Payment at Closing. Each Investor will pay the aggregate purchase price
       ------------------
for the Common Shares as set forth beneath its name on the signature pages hereof, by wire transfer of immediately available funds in accordance with the wire instructions delievered to the Investor, and the Company will deliver to each Investor (i) a certificate representing the Common Shares so purchased by such Investor and (ii) Warrants in an amount determined in accordance with

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Section 1.4 hereof, and the Company will deliver such certificates and Warrants against delivery of the purchase price as described above.

         1.3 Closing Date. Subject to the satisfaction or waiver of the
             ------------
conditions set forth in Articles VI and VII hereof, the Closing will take place at 10:00 a.m. Central Time on December 19, 2001, or at another date or time agreed upon by the parties to this Agreement (the "Closing Date"). The Closing will be held at the offices of the Company or at such other place as the parties agree.

         1.4 Warrants. In consideration of the purchase of the Common Shares by
             --------
the Investors, upon the Closing the Company will issue Warrants to each Investor as contemplated by this Agreement, giving each Investor the right to acquire 183 shares of Common Stock for every 1,000 Common Shares purchased by such Investor at Closing.

              ARTICLE II INVESTOR'S REPRESENTATIONS AND WARRANTIES

Each Investor represents and warrants to the Company, severally and solely with respect to itself and its purchase hereunder and not with respect to any other Investor, that:

         2.1 Investment Purpose. The Investor is purchasing the Securities for
             ------------------
its own account and not with a view to the distribution thereof; provided, however, that by making the representation herein, the Investor reserves the right to dispose of the Securities in accordance with or pursuant to an effective registration statement or an exemption from registration under the Securities Act.

         2.2 Accredited Investor Status. The Investor is an "accredited
             --------------------------
investor" within the meaning of Rule 501 of Regulation D. If an Investor is subject to the Employee Retirement Income Security Act of 1974, as amended, and is acquiring the Securities as a fiduciary or agent for another investor's account, the Investor will have sole investment and voting discretion with respect to such account and will have full power to make the acknowledgments, representations and agreements contained herein on behalf of such account.

         2.3 Reliance on Exemptions. The Investor understands that the
             ----------------------
Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Investor's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

         2.4 Information. The Investor and its advisors, if any, have been
             -----------
furnished with all materials relating to the business, finances and operations of the Company, and materials relating to the offer and sale of the Securities, that have been requested by the Investor or its advisors, if any. The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company. The Investor acknowledges and understands that its investment in the Securities involves a significant degree of risk, including the risks reflected in the SEC Documents.

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         2.5 Governmental Review. The Investor understands that no United States
             -------------------
federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities or an investment therein.

         2.6 Transfer or Resale.  The Investor understands that:
             ------------------

             (a) the issuance of the Securities has not been and is not being registered under the Securities Act or any applicable state securities laws and, consequently, the Investor may have to bear the risk of owning the Securities for an indefinite period of time because the Securities may not be transferred unless (i) the resale of the Securities is registered pursuant to an effective registration statement under the Securities Act; (ii) if requested by the Company, the Investor has delivered to the Company an opinion of counsel (in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (iii) the Securities are sold or transferred pursuant to Rule 144; or (iv) the Securities are sold or transferred to an affiliate (as defined in Rule 144) of the Investor, in each case, subject to the restrictions set forth in the Warrants;

             (b) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 (including the holding period requirement, the volume limitations and the manner of sale restrictions, if applicable), and if Rule 144 is not applicable the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) under the Securities Act or the rules and regulations of the SEC thereunder; and

             (c) except as set forth in the Registration Rights Agreement, neither the Company nor any other person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

         2.7 Legends. The Investor understands that until (a) the Common Shares
             -------
and the Warrant Shares may be sold under Rule 144(k) or (b) such time as the Common Shares and the Warrant Shares have been sold pursuant to an effective registration statement under the Securities Act or in compliance with Rule 144, the certificates representing such Securities will bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

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The legend set forth above will be removed and the Company will issue a certificate without the legend to the holder of any certificate upon which it is stamped, in accordance with the terms of Article V hereof.

         2.8  Authorization; Enforcement. This Agreement, the Registration
              --------------------------
Rights Agreement and all other agreements, documents and instruments contemplated hereby and thereby have been duly and validly authorized, executed and delivered on behalf of the Investor and are valid and binding agreements of the Investor enforceable against Investor in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         2.9  No Conflicts; No Violation.
              --------------------------

              (a) The execution, delivery and performance of this Agreement by the Investor will not (i) conflict with or result in a violation of any provision of its charter documents or (ii) to the knowledge of Investor, result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Investor.

              (b) The Investor is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement.

         2.10 Residency. The Investor is a resident of the jurisdiction set
              ---------
forth immediately below such Investor's name on the signature pages hereto.

         2.11 Acknowledgments Regarding Placement Agent. Investor acknowledges
              -----------------------------------------
that U.S. Bancorp Piper Jaffray is acting as placement agent (the "Placement Agent") for the Securities being offered hereby and will be compensated by the Company for acting in such capacity. Investor further acknowledges that the Placement Agent has acted solely as placement agent for the Company in connection with the offering of the Securities by the Company, that certain of the information and data provided to Investor in connection with the transactions contemplated hereby have not been subjected to independent verification by the Placement Agent, and that the Placement Agent makes no representation or warranty with respect to the accuracy or completeness of such information, data or other related disclosure material. Investor further acknowledges that in making its decision to enter into this Agreement and purchase the Securities it has relied on its own examination of the Company and the terms of, and consequences, of holding the Securities. Investor further acknowledges that the provisions of this Section 2.11 are also for the benefit of, and may also be enforced by, the Placement Agent.

         2.12 No Public Offering. Investor has not received any information
              ------------------
relating to the Securities or the Company, and is not purchasing the Securities as a result of, any form of general solicitation or general advertising, including but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or pursuant to any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

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         2.13 Short Positions. Investor will not use any of the Securities
              ---------------
acquired pursuant to this Agreement to cover any short position in the Common Stock if doing so would be in violation of applicable securities laws.

            ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Investors that:

         3.1 Organization and Qualification. The Company is duly incorporated,
             ------------------------------
validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full corporate power and authority to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The Company is duly qualified to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified or in good standing in each such jurisdiction would not have a Material Adverse Effect.

         3.2 Authorization; Enforcement. (a) The Company has all requisite
             --------------------------
corporate power and authority to enter into and to perform its obligations under this Agreement, the Registration Rights Agreement, the Warrants and all other agreements, documents and instruments contemplated hereby and thereby, to consummate the transactions contemplated hereby and thereby and to issue the Securities in accordance with the terms hereof; (b) the execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Warrants and all other agreements, documents and instruments contemplated hereby and thereby by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation the issuance of the Common Shares and the Warrant Shares issuable in accordance with the terms of the Warrants) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board or Directors or its stockholders is required; (c) this Agreement, the Registration Rights Agreement, the Warrants and all other agreements, documents and instruments contemplated hereby and thereby have been or will be duly executed by the Company; and (d) each of this Agreement, the Registration Rights Agreement, the Warrants and all other agreements, documents and instruments contemplated hereby and thereby constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, or moratorium or similar laws affecting the rights of creditors generally and the application of general principles of equity except as the indemnification agreements of the Company in the Registration Rights Agreement may be legally unenforceable.

         3.3 Capitalization. As of the date hereof, the authorized capital stock
             --------------
of the Company consists of (a) 50,000,000 shares of Common Stock, par value $.01 per share, of which 18,902,294 shares are issued and outstanding and 1,990,740 shares are reserved for issuance under the Company's stock option plans; (b) 1,000,000 shares of preferred stock, par value $.01 per share, 50,000 of which have been designated Junior Participating Preferred Stock, Series A, none of which are issued and outstanding. All of such outstanding shares of common stock are duly authorized, validly issued, fully paid and nonassessable. Except as contemplated by Section 4.11 hereof, no shares of capital stock of the Company, including the Common Shares and the Warrant Shares issuable pursuant to this Agreement, are subject to preemptive rights or any other similar rights of

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the stockholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. Except for stock options and other awards under the Option Plans, rights to acquire stock under the 423 Plan and the transactions contemplated hereby, there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever that could require the Company to issue additional shares of capital stock of the Company. Except for the Original Registration Rights Agreement, the First Private Placement Registration Rights Agreement and the Second Private Placement Registration Rights Agreement, there are no agreements or arrangements (other than the Registration Rights Agreement) under which the Company is obligated to register the sale of any of its securities under the Securities Act. There are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Securities. The Company has furnished to the Investors true and correct copies of the Company's Amended and Restated Certificate of Incorporation as in effect on the date hereof and the Company's By-laws as in effect on the date hereof and the terms of any securities (other than employee stock options) convertible into or exercisable for Common Stock of the Company and the material rights of the holders thereof in respect thereto.

         3.4 Issuance of Securities. The Common Shares and the Warrant Shares
             ----------------------
are duly authorized and, upon issuance in accordance with the terms of this Agreement or upon exercise of the Warrants in accordance with the terms thereof, as the case may be, will be validly issued, fully paid and non-assessable, free from all taxes, liens, claims, encumbrances and charges with respect to the issue thereof, and will not be subject to preemptive rights of stockholders of the Company.

         3.5 No Conflicts; No Violation.
             --------------------------

             (a) The execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Warrants and all other agreements, documents and instruments contemplated hereby and thereby by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Common Shares and the Warrant Shares) will not (i) conflict with or result in a violation of any provision of the Amended and Restated Certificate of Incorporation or By-laws of the Company or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment (including without limitation, the triggering of any anti-dilution provision), acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject), applicable to the Company or by which any property or asset of the Company is bound or affected, except in the case of clauses (i),
(ii) and (iii) for such conflicts, breaches, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect.

             (b) The Company is not in violation of its Amended and Restated Certificate of Incorporation or By-laws and the Company is not in default (and no event has occurred which with

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notice or lapse of time or both could put the Company in default) under any agreement, indenture or instrument to which the Company is a party or by which any property or assets of the Company is bound or affected, except for defaults as would not, individually or in the aggregate, have a Material Adverse Effect.

             (c) The Company is not conducting its business in violation of any law, ordinance or regulation of any governmental entity, except where the failure to so comply would not, individually or in the aggregate, have a Material Adverse Effect.

             (d) Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws and any listing agreement with any securities exchange or automated quotation system, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement, the Registration Rights Agreement or the Warrants, in each case in accordance with the terms hereof or thereof, or to issue and sell the Common Shares and the Warrants in accordance with the terms hereof and to issue the Warrant Shares upon exercise of the Warrants. Assuming the accuracy of the representations and warranties of the Investors in this Agreement, all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company is not in violation of the listing requirements of Nasdaq.

         3.6 SEC Documents; Financial Statements; Liabilities. Since December
             ------------------------------------------------
31, 2000, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the Securities Act or reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"). The Company has delivered to each Investor, or each Investor has had access to, true and complete copies of the SEC Documents, except for such exhibits and incorporated documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents have been prepared in accordance with U.S. generally accepted accounting principles, consistently applied, during the periods involved (except
(i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (A) liabilities incurred in the ordinary course of business subsequent to December 31, 2000, (B) liabilities of the type not required under generally accepted accounting principles to be reflected

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in such financial statements or (C) other liabilities which would not, individually or in the aggregate, have Material Adverse Effect.

         3.7  Absence of Certain Changes. Except as disclosed in the SEC
              --------------------------
Documents or any press release by the Company, since December 31, 2000, there has been no material adverse change in the assets, liabilities, business, properties, operations, financial condition or results of operations of the Company, taken as a whole.

         3.8  Absence of Litigation. Other than any FDA clearance process with
              ---------------------
respect to the Company's products, there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its officers or directors acting as such that could, individually or in the aggregate, have a Material Adverse Effect.

         3.9  Intellectual Property Rights. To the Company's Knowledge, the
              ----------------------------
Company owns or possesses the licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights necessary to enable it to conduct its business as now operated (the "Intellectual Property"), except where the failure to possess such licenses or rights to use would not have, individually or in the aggregate, a Material Adverse Effect. There is no claim or action or proceeding pending or, to the Company's knowledge, threatened that challenges the right of the Company with respect to any Intellectual Property.

         3.10 Tax Status. The Company has made or filed all federal, state and
              ----------
foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith. To the knowledge of the Company, there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. To the Company's knowledge, none of the Company's tax returns is presently being audited by any taxing authority.

         3.11 Environmental Laws. To the Company's knowledge, the Company (i) is
              ------------------
in compliance with all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business as presently conducted and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where, in each of the three foregoing clauses, the failure to so comply would not have, individually or in the aggregate, a Material Adverse Effect.

         3.12 No Integrated Offering. Neither the Company, nor any of its
              ----------------------
affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or

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solicited any offers to buy any security under circumstances within the prior six months that would require registration under the Securities Act of the issuance of the Securities to the Investors.

         3.13 No Brokers. The Company has taken no action which would give rise
              ----------
to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transactions contemplated hereby, except with respect to U.S. Bancorp Piper Jaffray whose commissions and fees will be paid for by the Company.

         3.14 Insurance. The Company is insured by insurers of recognized
              ---------
financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company is engaged.

         3.15 Employment Matters. To the Company's knowledge, the Company is in
              ------------------
compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours except where failure to be in compliance would not, individually or in the aggregate, have a Material Adverse Effect.

         3.16 Investment Company Status. The Company is not and upon
              -------------------------
consummation of the sale of the Securities will not be an "investment company," a company controlled by an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

         3.17 No General Solicitation. Neither the Company nor, to the knowledge
              -----------------------
of the Company, any person acting for the Company, has conducted any "general solicitation" (as such term is defined in Regulation D) with respect to any of the Securities being offered hereby. The Company will not distribute any offering material in connection with the sale of the Securities prior to the Closing Date, other than this Agreement, the Registration Rights Agreement and the SEC Documents.

                              ARTICLE IV COVENANTS

         4.1  Best  Efforts.  Each party will use its best  efforts to satisfy
              -------------
in a timely fashion each of the conditions to be satisfied by it under Articles VI and VII of this Agreement.

         4.2  Form D; Blue Sky Laws. The Company will file a Notice of Sale of
              ---------------------
Securities on Form D with respect to the Securities, if required under Regulation D, and to provide a copy thereof to each Investor promptly after such filing. The Company will take such action as it reasonably determines to be necessary, if any, to qualify the Securities for sale to the Investors under this Agreement under applicable securities (or "blue sky") laws of the states of the United States (or to obtain an exemption from such qualification), and will provide evidence of any such action so taken to the Investors on or prior to the date of the Closing. The Company will file with the SEC a Current Report on Form 8-K disclosing this Agreement and the transactions contemplated hereby within 10 business days after the Closing Date.

         4.3 Reporting Status; Eligibility to Use Form S-3. The Company's Common
             ---------------------------------------------
Stock is registered under Section 12 of the Exchange Act. Throughout the Registration Period (as defined in

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the Registration Rights Agreement), the Company will timely file all reports, schedules, forms, statements and other documents required to be filed by it with the SEC under the reporting requirements of the Exchange Act, and the Company will not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination. The Company currently meets, and will use its reasonable best efforts to continue to meet, the "registrant eligibility" requirements for a secondary offering set forth in the general instructions to Form S-3 to enable the registration of the Registrable Securities (as defined in the Registration Rights Agreement).

         4.4 Expenses. The Company and each Investor is liable for, and will
             --------
pay, its own expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement and the other agreements to be executed in connection herewith, including, without limitation, attorneys' and consultants' fees and expenses.

         4.5 Financial Information. The financial statements of the Company will
             ---------------------
be prepared in accordance with United States generally accepted accounting principles, and will fairly present in all material respects the consolidated financial position of the Company and results of its operations and cash flows as of, and for the periods covered by, such financial statements (subject, in the case of unaudited statements, to normal year-end audit adjustments).

         4.6 Listing. The Company will use its best efforts to obtain and, so
             -------
long as any Investor owns any of the Securities, maintain the listing and trading of its Common Stock (including the Common Shares and the Warrant Shares) on Nasdaq, the American Stock Exchange or the New York Stock Exchange and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers, Inc. and such exchanges, as applicable. Until an Investor transfers, assigns or sells all of the Securities owned by it, the Company will promptly provide to each Investor copies of any notices it receives regarding the continued eligibility of the Common Stock for listing on Nasdaq or other principal exchange or quotation system on which the Common Stock is listed.

         4.7 Compliance with Law. As long as an Investor owns any of the
             -------------------
Securities, the Company will use commercially reasonable efforts to conduct its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state and federal environmental laws and regulations, the failure to comply with which would have a Material Adverse Effect.

         4.8 No Integration. The Company will not make any offers or sales of
             --------------
any security (other than the Securities) under circumstances that would cause the offering of the Securities to be integrated with any other offering of securities by the Company (i) for the purpose of any stockholder approval provision applicable to the Company or its securities or (ii) for purposes of any registration requirement under the Securities Act.

         4.9 Sales by Investors. Each Investor will sell any Common Shares or
             ------------------
Warrant Shares sold by it in compliance with applicable prospectus delivery requirements, if any, or otherwise in compliance with the requirements for an exemption from registration under the Securities Act and the rules and regulations promulgated thereunder. No Investor will make any sale, transfer or other disposition of the Securities in violation of federal or state securities laws.

         4.10 Reservation of Shares. The Company will at all times have
              ---------------------
authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full exercise of the Warrants and the issuance of the Warrant Shares in connection therewith (based upon the warrant purchase price (as defined in the Warrants) of the Warrants in effect from time to time). Prior to the expiration thereof, the Company will not reduce the number of shares of Common Stock reserved for issuance upon exercise of the Warrants without the consent of all the Investors. If at any time the number of shares of Common Stock authorized and reserved for issuance is below the number of Warrant Shares issuable upon exercise of the Warrants (based on the warrant purchase price of the Warrants then in effect), the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of shareholders to authorize additional shares to meet the Company's obligations under this
Section 4.10, in the case of an insufficient number of authorized shares, and using its reasonable best efforts to obtain shareholder approval of an increase in such authorized number of shares.

         4.11 Lead Investor's Right to Purchase Additional Securities. If the
              -------------------------------------------------------
Company should issue and sell additional shares of Common Stock (the "Additional Securities") on or prior to the sixtieth day following the Closing Date, in a private placement transaction with terms and conditions substantially similar to those set forth in this Agreement and the Registration Rights Agreement, the Company shall offer to sell to Perseus (the "Lead Investor"), upon the same terms and conditions as the Company is proposing to issue and sell such Additional Securities to others, the Lead Investor's pro rata share (as defined below) of such Additional Securities. Such offer shall be made by written notice given to the Lead Investor, and specifying therein the expected range for the amount of Additional Securities being offered, the expected range for the purchase price and other material terms of such offer. The Lead Investor shall have a period of two business days from and after the date of receipt by it of such notice within which to accept such offer. If the Lead Investor elects to accept such offer in whole or in part, it shall so accept by written notice to the Company given within such two business-day period and shall promptly execute such agreements and other documents and take such other actions as are necessary to meet the Company's desired timing for the sale of the Additional Securities. If the Lead Investor fails to accept such offer in whole or in part within such two business-day period, any of such Additional Securities not subscribed for by the Lead Investor pursuant to such offer may be offered for sale to others by the Company for a period of 20 business days from the last day of such two business-day period, but only within the ranges and on the same other terms and conditions as set forth in the written notice to the Lead Investor, free and clear of the restrictions imposed by this Section 4.11. For purposes of this paragraph, the Lead Investor's "pro rata share" is the number of shares of Additional Securities (rounded to the nearest whole share) as is equal to the product of (a)(i) the number of Securities sold to the Lead Investor pursuant to this Agreement divided by (ii) the total number of Securities sold by the Company pursuant to this Agreement, multiplied by (b)(i) the entire offering of Additional Securities.

            ARTICLE V TRANSFER AGENT INSTRUCTIONS; REMOVAL OF LEGENDS

         5.1  Issuance of Certificates. The Company will instruct its transfer
              ------------------------
agent to issue a certificate, registered in the name of each Investor or its nominee, for the Common Shares and, upon exercise of the Warrants in accordance with their terms and delivery of instructions from the Investor to the Company, for the Warrant Shares. All such certificates will bear the restrictive legend described in Section 2.7, except as otherwise specified in this Article V. In addition, the Company will issue irrevocable Transfer Agent Instructions to the transfer agent in the form of Exhibit A hereto. The Company will not give to its transfer agent any instruction with respect to the Common Shares and the Warrant Shares other than as contemplated by Article V and stop transfer instructions to give effect to
Section 2.7 hereof (prior to registration of the Common Shares and the Warrant Shares under the Securities Act). Nothing in this Section will affect in any way the Investors' obligations and agreements set forth in Section 2.7 hereof to comply with all applicable prospectus delivery requirements, if any, upon resale of the Common Shares and the Warrant Shares.

         5.2 Unrestricted Securities. If, unless otherwise required by
             -----------------------
applicable state securities laws, (a) the Securities represented by a certificate have been sold under an effective registration statement filed under the Securities Act, (b) a holder of Securities provides the Company with an opinion of counsel, if requested by the Company, in form, substance and scope customary for opinions of counsel in comparable transactions, which counsel and opinion shall be reasonably satisfactory to the Company, to the effect that a public sale or transfer of such Securities may be made without registration under the Securities Act and such sale may occur without restriction on the timing or manner of such sale or transfer or (c) the Securities represented by a certificate can be sold without restriction as to the number of securities sold under Rule 144(k), the Company will permit the transfer of the Common Shares or the Warrant Shares, and the transfer agent will issue one or more certificates, free from any restrictive legend, in such name and in such denominations as specified by such holder in accordance with the Transfer Agent Instructions. Notwithstanding anything herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement; provided that such pledge will not alter the provisions of this
Article V with respect to the removal of restrictive legends.

         5.3 Enforcement of Provision. The Company acknowledges that a breach by
             ------------------------
it of its obligations hereunder will cause irreparable harm to the Investor by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Article V will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section, that the Investor will be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

            ARTICLE VI CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL

The obligation of the Company to issue and sell the Common Shares and the Warrants to each Investor at the Closing is subject to the satisfaction by such Investor, on or before the Closing Date, of each of the following conditions. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

         6.1 The Investor will have executed the Registration Rights Agreement and will have delivered such Agreement to the Company.

         6.2 The Investor will have delivered the purchase price for the Common Shares and the Warrants to the Company in accordance with this Agreement.

         6.3 The representations and warranties of the Investor must be true and correct as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties must be correct as of such date), and the Investor will have performed and complied in all material respects with the covenants and conditions required by this Agreement to be performed or complied with by the Investor at or prior to the Closing.


         6.4 No statute, rule, regulation, executive order, decree, ruling or injunction will have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

        ARTICLE VII CONDITIONS TO EACH INVESTOR'S OBLIGATION TO PURCHASE

The obligation of each Investor hereunder to purchase the Common Shares and the Warrants from the Company at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions. These conditions are for each Investor's respective benefit and may be waived by such Investor at any time in its sole discretion:

         7.1 The Company will have executed the Registration Rights Agreement and will have delivered such Agreement to the Investor.

         7.2 The Company will have delivered to such Investor a duly executed certificate, against payment therefor, representing the Common Shares and duly executed Warrants as specified in Sections 1.1 and 1.4 hereof.

         7.3 The representations and warranties of the Company must be true and correct in all material respects as of the Closing as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties must be true and correct in all material respects as of such date) and the Company must have performed and complied in all material respects with the covenants and conditions required by this Agreement to be performed or complied with by the Company at or prior to the Closing; provided that any adverse development or adverse change in status with respect to the FDA clearance process concerning the PHD System or any other product of the Company (including without limitation the denial of clearance) and any implication resulting therefrom shall be deemed to be risks assumed in full by each Investor and as a result shall not be taken into account in determining whether the representations and warranties of the Company are true and correct in all material respects.

         7.4 The Investor must have received a certificate or certificates dated as of the Closing Date and executed by the Chief Executive Officer or the Chief Financial Officer of the Company certifying as to the matters contained in
Section 7.3.

         7.5 No litigation, statute, rule, regulation, executive order, decree, ruling or injunction will have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

         7.6 Trading and listing of the Common Stock on Nasdaq must not have been suspended by the SEC or Nasdaq.

         7.7 Such Investor will have received an opinion of the Company's counsel, dated as of the Closing Date in form, scope and substance reasonably satisfactory to the Investors and in substantially the form attached hereto as Exhibit B.

         7.8 The irrevocable Transfer Agent Instructions, in substantially the form attached hereto as Exhibit A will have been delivered to the Company's transfer agent and acknowledged in writing by such transfer agent.

                          ARTICLE VIII INDEMNIFICATION

In consideration of each Investor's execution and delivery of this Agreement and its acquisition of the Securities hereunder, and in addition to all of the Company's other obligations under this Agreement, the Registration Rights Agreement and the Warrants, the Company will defend, protect, indemnify and hold harmless each Investor and each other holder of the Securities to whom rights are assigned as permitted by Section 10.7 of this Agreement and all of their stockholders, officers, directors, employees and direct or indirect investors and any of the foregoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (regardless of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by an Indemnitee as a result of, or arising out of, or relating to (a) any breach of any representation or warranty made by the Company herein or in any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained herein or in any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance, breach or enforcement of this Agreement, the Registration Rights Agreement or the Warrants by the Company. To the extent that the foregoing undertaking by the Company is unenforceable for any reason, the Company will make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law. Notwithstanding the foregoing, the indemnification agreement contained in this
Article VIII does not apply to amounts paid in settlement of Indemnified Liabilities if such settlement is made without the prior written consent of the Company, which consent will not be unreasonably withheld. The Company may participate in, and assume and control, the defense of any claim with counsel mutually satisfactory to the Company and the Indemnities. If, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnitee and the indemnifying party is inappropriate due to actual or potential conflicts of interest between the Indemnitee and any other party represented by such counsel in such proceeding or the actual or potential defendants in, or targets of, any such action including the Indemnitee, and any such Indemnitee reasonably determines that there may be legal defenses available to such Indemnitee that are different from or in addition to those available to the indemnifying party, then the Indemnitee is entitled to assume such defense and may retain its own counsel, with the reasonable, out-of-pocket fees and expenses to be paid by the indemnifying party. The Company will pay for only one separate legal counsel for the Indemnitees collectively, and such legal counsel will be selected by the Indemnitees holding a majority in interest of the Securities held by all Indemnitees.

         The indemnification provisions set forth above shall not be available to any Indemnitee to the extent (i) that such Indemnitee is in material breach of any provision of this Agreement or the Registration Rights Agreement or (ii) the Indemnified Liabilities are covered under the indemnification provisions set forth in Article VI of the Registration Rights Agreement or otherwise relate to the Registration Rights Agreement, in which case the Registration Agreement shall control the terms of any indemnification obligation of the Company relating to such Indemnified Liabilities.

                             ARTICLE IX DEFINITIONS

         9.1  "423 Plan" means the Aksys, Ltd. 2001 Employee Stock Purchase
Plan.

         9.2 "Closing" means the closing of the purchase and sale of the Securities under this Agreement.

         9.3  "Closing Date" has the meaning set forth in Section 1.3.

         9.4 "Common Shares" means the shares of Common Stock sold pursuant to this Agreement.

         9.5 "Common Stock" means the common stock, par value $0.01 per share, of the Company.

         9.6  "Company" means Aksys, Ltd.

         9.7 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         9.8 "First Private Placement Registration Rights Agreement" means the Registration Rights Agreement, dated as of April 7, 2000, by and among the Company and the investors named on the signature pages thereto.

         9.9  "Indemnified Liabilities" has the meaning set forth in Article
VIII.

         9.10 "Indemnitees" has the meaning set forth in Article VIII.

         9.11 "Intellectual Property" has the meaning set forth in Section 3.9.

         9.12 "Investors" means the investors whose names are set forth on the signature pages of this Agreement, and their permitted transferees.

         9.13 "Knowledge" means the actual knowledge, without independent investigation.

         9.14 "Material Adverse Effect" means a material adverse effect on (a) the assets, liabilities, financial condition, prospects or results of operation of the Company's business, taken as a whole or (b) the ability of the Company to perform its obligations pursuant to the transactions contemplated by this Agreement or under the agreements or instruments to be entered into or filed in connection herewith.

         9.15 "Nasdaq" means the Nasdaq National Market System.

         9.16 "Option Plans" means the Aksys, Ltd. 1996 Stock Awards Plan and the Aksys, Ltd. 1993 Stock Option Plan, as amended.

         9.17 "Original Registration Rights Agreement" means the Registration Rights Agreement, dated as of April 2, 1993, by and among the Company and certain stockholders of the Company listed on the signature pages attached thereto.

         9.18 "Placement Agent" has the meaning set forth in Section 2.11.

         9.19 "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the Closing Date, by and among the parties to this Agreement, in the form attached hereto as Exhibit C.

         9.20 "Regulation D" means Regulation D as promulgated by the SEC under the Securities Act.

         9.21 "Rule 144" and "Rule 144(k)" mean Rule 144 and Rule 144(k), respectively, promulgated under the Securities Act, or any successor rule.

         9.22 "SEC" means the United States Securities and Exchange Commission.

         9.23 "SEC Documents" has the meaning set forth in Section 3.6.

         9.24 "Second Private Placement Registration Rights Agreement" means the Registration Rights Agreement, dated as of August 14, 2000, by and among the Company and the investors named on the signature pages thereto.

         9.25 "Securities" means the Common Shares, Warrants and Warrant Shares.

         9.26 "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

         9.27 "Transfer Agent Instructions" means the transfer agent instructions as defined in Exhibit A.

         9.28 "Warrant Shares" means the shares of Common Stock issuable upon the exercise (or otherwise) of the Warrants.

         9.29 "Warrants" means the stock purchase warrants of the Company, in the form attached hereto as Exhibit D.

                     ARTICLE X GOVERNING LAW; MISCELLANEOUS

         10.1 Governing Law; Jurisdiction. This Agreement will be governed by
              ---------------------------
and interpreted in accordance with the laws of the State of Illinois without regard to the principles of conflict of laws. The parties hereto hereby submit to the exclusive jurisdiction of the United States federal and state courts located in the State of Illinois with respect to any dispute arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby.

         10.2 Counterparts; Signatures by Facsimile. This Agreement may be
              -------------------------------------
executed in two or more counterparts, all of which are considered one and the same agreement and will become effective when counterparts have been signed by each party and delivered to the other parties. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

         10.3 Headings. The headings of this Agreement are for convenience of
              --------
reference only, are not part of this Agreement and do not affect its interpretation.

         10.4 Severability. If any provision of this Agreement is invalid or
              ------------
unenforceable under any applicable statute or rule of law, then such provision will be deemed modified in order to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law will not affect the validity or enforceability of any other provision hereof.

         10.5 Entire Agreement; Amendments. This Agreement, the Registration
              ----------------------------
Rights Agreement and the Warrants (including all schedules and exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, representations, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

         10.6 Notices. Any notices required or permitted to be given under the
              -------
terms of this Agreement must be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and will be effective five days after being placed in the mail, if mailed by regular U.S. mail, or upon receipt, if delivered personally or by facsimile, in each case addressed to a party. Any notice sent by courier (including a recognized overnight delivery service) will be deemed received one business day after being sent. The addresses for such communications are:

         If to the Company:    Aksys, Ltd.
                               Two Marriot Drive
                               Lincolnshire, IL 60069
                               Attention: President
                               (847) 229-2080

         With a copy to:   Kirkland & Ellis
                           200 East Randolph Drive
                           Chicago, IL 60601
                           Attention: Keith S. Crow
                           (312) 861-2200

If to an Investor: To the address set forth immediately below such Investor's name on the signature pages hereto.

Each party will provide written notice to the other parties of any change in its address.

         10.7  Successors and Assigns. This Agreement is binding upon and inures
               ----------------------
to the benefit of the parties and their successors and permitted assigns. The Company will not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors, and no Investor may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company. Notwithstanding the foregoing, an Investor may assign all or part of its rights and obligations hereunder to any of its "affiliates," as that term is defined under the Securities Act, without the consent of the Company so long as the affiliate is an accredited investor (within the meaning of Regulation D under the Securities Act) and agrees in writing to be bound by this Agreement. This provision does not limit the Investor's right to transfer the Securities pursuant to the terms of this Agreement or to assign the Investor's rights hereunder to any such affiliate transferee pursuant to the terms of this Agreement. Notwithstanding any assignment as provided herein to an affiliate of an Investor, each Investor shall thereafter remain fully responsible and liable for performance of all of its obligations under this Agreement. Notwithstanding the foregoing, any transferee who purchases the Securities in a public sale shall not have any rights under this Agreement.

         10.8  Third Party Beneficiaries. This Agreement is intended for the
               -------------------------
benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity; provided, however, that the provisions in
Section 2.11 relating to acknowledgments regarding the Placement Agent are intended for the benefit of the Placement Agent.

         10.9  Survival. The representations and warranties of the Company and
               --------
the agreements and covenants set forth herein will survive for two (2) years following the Closing hereunder. The Company makes no representations or warranties in any oral or written information provided to Investors, other than the representations and warranties included herein.

         10.10 Further Assurances. Each party will do and perform, or cause to
               ------------------
be done and performed, all such further acts and things, and will execute and deliver all other agreements, certificates, instruments and documents, as another party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         10.11 No Strict Construction. The language used in this Agreement is
               ----------------------
deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

         10.12 Equitable Relief. The Company recognizes that, if it fails to
               ----------------
perform or discharge any of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Investors. The Company therefore agrees that the Investors are entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

                                      *****

IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Agreement to be duly executed as of the date first above written.

                                       COMPANY:

                                       AKSYS, LTD.

                                       By:   /s/ William C. Dow
                                             -----------------------------
                                       Name: William C. Dow
                                             -----------------------------
                                       Title:   President and CEO
                                               ---------------------------

                            OMNIBUS SIGNATURE PAGE TO
                                   AKSYS, LTD.
                          SECURITIES PURCHASE AGREEMENT

         The undersigned hereby executes and delivers the Securities Purchase Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other Investors and the Company to said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.



                                        Sign Name: /s/ Susan Byrne
                                                   -----------------------------

                                        Print Name: Susan Byrne
                                                    ----------------------------

                                        Address:
                                                 -------------------------------

                                        ----------------------------------------

                                        ----------------------------------------
                                        Telephone:
                                                   -----------------------------
                                        Facsimile:
                                                   -----------------------------


                                        Number of Shares:       1,538,000
                                                          ----------------------

                                        Name in which Shares and Warrants Are to Be Held (please print):

                                        Durus Life Sciences Master Fund Ltd.
                                        ----------------------------------------

                                        Manner in which Shares and Warrants Are
                                        to Be Held (check the correct line):

                                        ___  Individual   ___  Tenants in Common

                                        ___  JTWROS       ___  Corporation

                                        ___  Partnership  ___  Trust


                                        Aggregate Purchase Price:  $4,998,500
                                                                 ---------------


                                        Social Security or Tax ID Number:_______

                            OMNIBUS SIGNATURE PAGE TO
                                   AKSYS, LTD.
                          SECURITIES PURCHASE AGREEMENT

         The undersigned hereby executes and delivers the Securities Purchase Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other Investors and the Company to said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.



                                    Sign Name:   /s/ Nicole Vitello
                                               ---------------------------------

                                    Print Name:  Nicole Vitello
                                                --------------------------------

                                    Address:
                                             -----------------------------------

                                    --------------------------------------------

                                    --------------------------------------------
                                    Telephone:
                                               ---------------------------------
                                    Facsimile:
                                               ---------------------------------


                                    Number of Shares:     307,000
                                                      --------------------------

                                    Name in which Shares and Warrants Are to Be Held (please print):

                                    Domain Public Equity Partners, L.P.
                                    --------------------------------------------

                                    Manner in which Shares and Warrants Are to Be Held (check the correct line):

                                    ___  Individual     ___  Tenants in Common

                                    ___  JTWROS         ___  Corporation

                                    ___  Partnership    ___  Trust


                                    Aggregate Purchase Price:  $997,750
                                                              ------------------



                                    Social Security or Tax ID Number:
                                                                     -----------

                            OMNIBUS SIGNATURE PAGE TO
                                   AKSYS, LTD.
                          SECURITIES PURCHASE AGREEMENT

         The undersigned hereby executes and delivers the Securities Purchase Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other Investors and the Company to said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.



                                        Sign Name:   /s/ Kevin O'Neil
                                                   -----------------------------

                                        Print Name:  Kevin O'Neil
                                                    ----------------------------

                                        Address:
                                                 -------------------------------

                                        ----------------------------------------

                                        ----------------------------------------
                                        Telephone:
                                                   -----------------------------
                                        Facsimile:
                                                   -----------------------------


                                        Number of Shares:   307,692
                                                          ----------------------

                                        Name in which Shares and Warrants Are to Be Held (please print):

                                        Steelhead Investments, Ltd.
                                        ----------------------------------------

                                        Manner in which Shares and Warrants Are
                                        to Be Held (check the correct line):

                                        ___  Individual   ___  Tenants in Common

                                        ___  JTWROS       ___  Corporation

                                        ___  Partnership  ___  Trust


                                        Aggregate Purchase Price: $1,000,000.00
                                                                 ---------------



                                        Social Security or Tax ID Number:_______

                            OMNIBUS SIGNATURE PAGE TO
                                   AKSYS, LTD.
                          SECURITIES PURCHASE AGREEMENT

         The undersigned hereby executes and delivers the Securities Purchase Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other Investors and the Company to said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.



                                    Sign Name:   Richard N. Cayne
                                               ---------------------------------

                                    Print Name:  Richard N. Cayne
                                                --------------------------------

                                    Address:
                                             -----------------------------------

                                    --------------------------------------------

                                    --------------------------------------------
                                    Telephone:
                                               ---------------------------------
                                    Facsimile:
                                               ---------------------------------


                                    Number of Shares:     76,923
                                                      --------------------------

                                    Name in which Shares and Warrants Are to Be Held (please print):

                                            OTATO L.P.
                                    --------------------------------------------

                                    Manner in which Shares and Warrants Are to Be Held (check the correct line):

                                    ___  Individual    ___  Tenants in Common

                                    ___  JTWROS        ___  Corporation

                                    ___  Partnership   ___  Trust


                                    Aggregate Purchase Price:  250,000
                                                             -----------------



                                    Social Security or Tax ID Number:
                                                                      ----------

                            OMNIBUS SIGNATURE PAGE TO
                                   AKSYS, LTD.
                          SECURITIES PURCHASE AGREEMENT

         The undersigned hereby executes and delivers the Securities Purchase Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other Investors and the Company to said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.



                                    Sign Name: /s/ Michael Schwartz
                                               ---------------------------------

                                    Print Name: Michael Schwartz
                                                --------------------------------

                                    Address:
                                             -----------------------------------

                                    --------------------------------------------

                                    --------------------------------------------
                                    Telephone:
                                               ---------------------------------
                                    Facsimile:
                                               ---------------------------------


                                    Number of Shares:      76,923
                                                      --------------------------

                                    Name in which Shares and Warrants Are to Be
                                    Held (please print):

                                              Redwood Partners, LLC
                                    --------------------------------------------

                                    Manner in which Shares and Warrants Are to Be Held (check the correct line):

                                    ___  Individual    ___  Tenants in Common

                                    ___  JTWROS        ___  Corporation

                                    ___  Partnership   ___  Trust


                                    Aggregate Purchase Price:  $249,999
                                                             -----------------



                                    Social Security or Tax ID Number:
                                                                     -----------

                            OMNIBUS SIGNATURE PAGE TO
                                   AKSYS, LTD.
                          SECURITIES PURCHASE AGREEMENT

         The undersigned hereby executes and delivers the Securities Purchase Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other Investors and the Company to said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.



                                     Sign Name: /s/ Gregory I. Pages
                                                --------------------------------

                                     Print Name:  Gregory I. Pages
                                                 -------------------------------

                                     Address:
                                              ----------------------------------

                                     -------------------------------------------

                                     -------------------------------------------
                                     Telephone:
                                                --------------------------------
                                     Facsimile:
                                                --------------------------------


                                     Number of Shares:    107,692
                                                       -------------------------

                                     Name in which Shares and Warrants Are to Be
                                     Held (please print):

                                               Managed Risk Trading, L.P.
                                     -------------------------------------------

                                     Manner in which Shares and Warrants Are to Be Held (check the correct line):

                                     ___  Individual     ___  Tenants in Common

                                     ___  JTWROS         ___  Corporation

                                     ___  Partnership    ___  Trust


                                     Aggregate Purchase Price:  $350,000
                                                              ------------------



                  Social Security or Tax ID Number:
                                                   -----------

                            OMNIBUS SIGNATURE PAGE TO
                                   AKSYS, LTD.
                          SECURITIES PURCHASE AGREEMENT

         The undersigned hereby executes and delivers the Securities Purchase Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other Investors and the Company to said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.



                                    Sign Name: /s/ Andrew Wilder
                                               ---------------------------------

                                    Print Name:  Andrew Wilder
                                                --------------------------------

                                    Address:
                                             -----------------------------------

                                    --------------------------------------------

                                    --------------------------------------------
                                    Telephone:
                                               ---------------------------------
                                    Facsimile:
                                               ---------------------------------


                                    Number of Shares:    21,060
                                                      --------------------------

                                    Name in which Shares and Warrants Are to Be
                                    Held (please print):

                                               DMG Legacy Fund LLC
                                    --------------------------------------------

                                    Manner in which Shares and Warrants Are to Be Held (check the correct line):

                                    ___  Individual     ___  Tenants in Common

                                    ___  JTWROS         ___  Corporation

                                    ___  Partnership    ___  Trust


                                    Aggregate Purchase Price:  $68,445
                                                             ---------

                                    Social Security or Tax ID Number:
                                                                     -----------

                            OMNIBUS SIGNATURE PAGE TO
                                   AKSYS, LTD.
                          SECURITIES PURCHASE AGREEMENT

         The undersigned hereby executes and delivers the Securities Purchase Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other Investors and the Company to said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.



                                    Sign Name: /s/ Andrew Wilder
                                               ---------------------------------

                                    Print Name:   Andrew Wilder
                                                --------------------------------

                                    Address:
                                             -----------------------------------

                                    --------------------------------------------

                                    --------------------------------------------
                                    Telephone:
                                               --------------------------------
                                    Facsimile:
                                               ---------------------------------


                                    Number of Shares:    188,730
                                                      --------------------------

                                    Name in which Shares and Warrants Are to Be
                                    Held (please print):

                                           DMG Legacy Institutional Fund LLC
                                    -----------------------------------------

                                    Manner in which Shares and Warrants Are to Be Held (check the correct line):

                                    ___  Individual     ___  Tenants in Common

                                    ___  JTWROS         ___  Corporation

                                    ___  Partnership    ___  Trust


                                    Aggregate Purchase Price:  $613,372.50
                                                             -------------

                                    Social Security or Tax ID Number:
                                                                     -----------

                            OMNIBUS SIGNATURE PAGE TO
                                   AKSYS, LTD.
                          SECURITIES PURCHASE AGREEMENT

         The undersigned hereby executes and delivers the Securities Purchase Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other Investors and the Company to said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

                                Sign Name: /s/ Andrew Wilder
                                           ------------------------------

                                Print Name:       Andrew Wilder
                                           ------------------------------

                                Address:
                                         --------------------------------

                                -----------------------------------------

                                -----------------------------------------
                                Telephone:
                                            -----------------------------
                                Facsimile:
                                            -----------------------------

                                Number of Shares:          240,210
                                                  -----------------------

                                Name in which Shares and Warrants Are to Be Held (please print):

                                         DMG Legacy International Ltd.
                                -----------------------------------------

                                Manner in which Shares and Warrants Are
                                to Be Held (check the correct line):

                                ________  Individual  ________ Tenants in Common

                                ________  JTWROS      ________ Corporation

                                ________ Partnership  ________ Trust


                                Aggregate Purchase Price:  $780,682.50
                                                           -----------

                                Social Security or Tax ID Number:_____

                            OMNIBUS SIGNATURE PAGE TO
                                   AKSYS, LTD.
                          SECURITIES PURCHASE AGREEMENT

         The undersigned hereby executes and delivers the Securities Purchase Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other Investors and the Company to said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

                                 Sign Name: /s/ Steven C. Milke
                                            ------------------------------

                                 Print Name:    Steven C. Milke
                                            ------------------------------

                                 Sign Name:  /s/ Richard Tavoso
                                             -----------------------------

                                 Print Name:     Richard Tavoso
                                             -----------------------------

                                 Address:
                                           -------------------------------

                                 -----------------------------------------

                                 -----------------------------------------
                                 Telephone:
                                             -----------------------------
                                 Facsimile:
                                             -----------------------------

                                 Number of Shares:      200,000
                                                   -----------------

                                 Name in which Shares and Warrants Are to Be Held (please print):

                                            Royal Bank of Canada
                                 -----------------------------------------

                                 Manner in which Shares and Warrants Are
                                 to Be Held (check the correct line):

                                 _______  Individual    ______ Tenants in Common

                                 ______   JTWROS        ______ Corporation

                                 ______   Partnership   ______ Trust

                                 Aggregate Purchase Price: $650,000
                                                           --------

                                 Social Security or Tax ID Number:
                                                                    ------------
                                 30

                            OMNIBUS SIGNATURE PAGE TO
                                   AKSYS, LTD.
                          SECURITIES PURCHASE AGREEMENT

         The undersigned hereby executes and delivers the Securities Purchase Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other Investors and the Company to said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

                                Sign Name:  /s/ Malcolm Fairbairn
                                            -------------------------------

                                Print Name:       Malcolm Fairbairn
                                             ------------------------------

                                Address:
                                          ---------------------------------

                                -------------------------------------------

                                -------------------------------------------
                                Telephone:
                                            -------------------------------
                                Facsimile:
                                            -------------------------------

                                Number of Shares:          19,244
                                                  -------------------------

                                Name in which Shares and Warrants Are to Be
                                Held (please print):

                                            Ascend Partners L.P.
                                -------------------------------------------

                                Manner in which Shares and Warrants Are to Be Held (check the correct line):

                                ______  Individual   ______ Tenants in Common

                                ______  JTWROS       ______ Corporation

                                ______   Partnership ______ Trust

                                Aggregate Purchase Price: $62,543
                                                          -------

                                Social Security or Tax ID Number:
                                                                   -----------

                            OMNIBUS SIGNATURE PAGE TO
                                   AKSYS, LTD.
                          SECURITIES PURCHASE AGREEMENT

         The undersigned hereby executes and delivers the Securities Purchase Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other Investors and the Company to said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

                                  Sign Name:  /s/ Malcolm Fairbairn
                                              --------------------------

                                  Print Name:       Malcolm Fairbairn
                                               -------------------------

                                  Address:
                                            ----------------------------

                                  --------------------------------------

                                  --------------------------------------
                                  Telephone:
                                              --------------------------
                                  Facsimile:
                                              --------------------------

                                  Number of Shares:       20,685
                                                    --------------------

                                  Name in which Shares and Warrants Are
                                  to Be Held (please print):

                                       Ascend Partners Sapient L.P.
                                  --------------------------------------

                                  Manner in which Shares and Warrants
                                  Are to Be Held (check the correct line):

                                  _______  Individual  ______  Tenants in Common


                                  _______   JTWROS     ______  Corporation

                                  _______  Partnership ______  Trust


                                  Aggregate Purchase Price:  $67,226.25
                                                            -----------

                                  Social Security or Tax ID Number:
                                                                    -----------

                            OMNIBUS SIGNATURE PAGE TO

                                   AKSYS, LTD.

                          SECURITIES PURCHASE AGREEMENT

     The undersigned hereby executes and delivers the Securities Purchase Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other Investors and the Company to said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

                                  Sign Name: /s/ Malcolm Fairbairn
                                             --------------------------------

                                  Print Name: Malcolm Fairbairn
                                              -------------------------------

                                  Address:
                                           ----------------------------------

                                  -------------------------------------------

                                  -------------------------------------------
                                  Telephone:
                                             --------------------------------
                                  Facsimile:
                                             --------------------------------


                                  Number of Shares: 91,071
                                                    -------------------------

                                  Name in which Shares and Warrants Are to Be
                                  Held (please print):

                                           Ascend Offshore Fund Ltd.
                                  -------------------------------------------

                                  Manner in which Shares and Warrants Are to Be Held (check the correct line):


                                  ______  Individual  _______  Tenants in Common

                                  ______  JTWROS      _______  Corporation

                                  ______  Partnership _______  Trust


                                  Aggregate Purchase Price:  $295,980.75
                                                            ------------

                                  Social Security or Tax ID Number: __________